UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 3, 2007

BRAND ENERGY & INFRASTRUCTURE SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-102511-14	13-3909682
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2505 South Main Street
Kennesaw, GA 30144
(Address of Principal Executive Offices, including Zip Code)

Telephone: (770) 514-1411
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant any of the following provisions:

☐ Writtencommunications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

In a press release dated January 3, 2007 (filed as Exhibit 99.1 to this Form 8-K), Brand Energy & Infrastructure Services, Inc.  announced that it commenced a cash tender offer to purchase any and all of its outstanding 13% Senior Subordinated Pay-In-Kind Notes due 2013.

Item 9.01 Financial Statements and Exhibits

(d)          Exhibits

Exhibit #	Description

99.1	Press Release of Brand Energy & Infrastructure Services, Inc. dated January 3, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Brand Energy & Infrastructure Services, Inc.

Dated:	January 4, 2007	By:	/s/ Anthony A. Rabb
			Name:	Anthony A. Rabb
			Title:	Chief Financial Officer and Vice President, Finance